Top-line Results for the Phase 2 VALIANT Trial in Severe Asthma February 11, 2026 © 2026 Upstream Bio, Inc. Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” “will” and variations of these words or similar expressions. Any statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, express or implied statements regarding: the clinical development of verekitug for the treatment of severe asthma, CRSwNP and COPD, including the timing, progress and results of ongoing and planned clinical trials; expectations for future discussions with regulatory authorities and the potential of the endpoints of our clinical trials to produce data that could support submissions for product approval; our expectations regarding the differentiation, safety, efficacy, tolerability, or extended dosing interval of verekitug; expectations for the size and growth potential of the market for verekitug and our ability to serve that market; additional potential indications for verekitug; and our expected cash runway.. Forward-looking statements are based on our current expectations and are described in “Risk Factors,” in our Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, subject to risks, uncertainties and assumptions that could negatively affect our business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our ability to advance verekitug through clinical development; the results of preclinical studies, or clinical studies not being predictive of future results in connection with future studies; the initiation, timing, progress and results of clinical trials; our ability to fund our development activities and achieve development goals; our research and development activities; our ability to execute on our strategy for verekitug including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; our dependence on third parties to conduct clinical trials, manufacture verekitug and develop and commercialize our product candidates, if approved; our ability to attract, integrate and retain key personnel; risks related to the company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining our intellectual property protections; and risks related to the competitive landscape for verekitug; and other risks uncertainties, and other important factors in our subsequent filings with the Securities and Exchange Commission. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. In addition, we have not conducted any head-to-head studies comparing our product candidates to any third party drug products or candidates, whether investigated or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head studies, no conclusions should be made based on cross study comparisons. Recipients are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Tradenames, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor, to these trademarks and tradenames. Disclaimer © 2026 Upstream Bio, Inc.

Agenda Introduction Rand Sutherland, MD Chief Executive Officer VALIANT Phase 2 Top-line Results Aaron Deykin, MD Chief Medical Officer and Head of R&D Path Forward Rand Sutherland, MD Analyst Q&A Rand Sutherland, MD Aaron Deykin, MD © 2026 Upstream Bio, Inc.

Phase 2 VALIANT study met primary endpoint in reduction of AAER © 2026 Upstream Bio, Inc. AAER, annualized asthma exacerbation rates * Placebo-corrected 400mg q24w 39% reduction in AAER (p<0.02) 139mL improvement in FEV1 26.3ppb* reduction in FeNO 44.9% * reduction vs baseline Verekitug was generally well tolerated, with a safety profile consistent with prior studies Statistically significant and clinically meaningful reductions in AAER with verekitug dosed for up to 60 weeks at 100mg every 12 weeks and 400mg every 24 weeks 100mg q12w 56% reduction in AAER (p<0.0003) 122mL improvement in FEV1 20.4ppb* reduction in FeNO 43.5% * reduction vs baseline Both verekitug doses also delivered clinically meaningful improvements in lung function (FEV1) and exhaled nitric oxide (FeNO)

About Upstream Bio

Clinical-stage immunology company focused on severe respiratory diseases

Developing the only known clinical-stage antagonist of the TSLP receptor

- Verekitug's pharmacology is unique and characterized by rapid, complete and sustained occupancy of the TSLP receptor for up to 24 weeks after the last dose

Studying verekitug across multiple indications with high unmet need

- All trials randomized and placebo-controlled, with registration-enabling endpoints
  - VALIANT: Ph 2 trial in severe asthma – Reporting out positive top-line results today
    - VALOUR, long-term extension study – Currently enrolling eligible participants who completed VALIANT
  - VIBRANT: Ph 2 trial in CRSwNP – Reported positive top-line results in September 2025
  - VENTURE: Ph 2 trial in COPD – Currently enrolling and enrollment >60% complete

Addressing significant commercial opportunities

- Severe asthma and COPD markets are expanding and expected to drive a $35B+ global biologics market by 2033

Cash, cash equivalents and short-term investments of ~$341.5M as of Dec 31, 2025[1] expected to fund planned operations through 2027

TSLP, thymic stromal lymphopoietin; CRSwNP, chronic rhinosinusitis with nasal polyps; COPD, chronic obstructive pulmonary disease.
[1] Preliminary, unaudited and subject to change.

© 2026 Upstream Bio, Inc.

5 UpstreamBIO

Large and growing commercial opportunity in core indications, with asthma and COPD alone expected to be a $35B+ global biologics market in 2033

Severe Asthma

2023: $7.5B[2]
2032e: $12.6B[2]

~1.3M
Biologic eligible severe asthma patients in the US[1]

~80% of biologic sales are in the US[2]

<25%
of eligible patients with severe asthma are currently estimated to receive biologic therapies[3]

>$12.5B
In 2033, peak global sales for all approved biologics in severe asthma are estimated to be at least $12.5 billion[2]

$3B
Tezspire is projected to reach peak global annual sales of over $3B for severe asthma alone in 2032,[2] and achieved more than 20% of new to brand share of prescriptions in the US in its first commercial year[4]

CRSwNP

2025: >$1.5B[5,6*]

- Biologics to treat CRSwNP have been available for only ~6 years, now with 4 approved treatment options
- Use of biologics is growing rapidly, with >20% increases in number of claims, prescribing HCPs, and patients receiving biologics to manage CRSwNP[4]
- Current global biologics sales in CRSwNP alone estimated to be $1.5B+ annually[5,6]
- ~300K+ biologic eligible CRSwNP patients in the US[1], with significant potential for growth as the proportion of eligible patients taking a biologic increases and novel biologics enter the market

COPD

2033e: $23B[2]

- Currently ~1.1M severe COPD patients in the US, expected to be ~3.5M globally by 2033[2]; ~70% of 2033 biologic sales are expected to be in the US[2]
- Currently only 2 biologics are approved for the treatment of COPD
- If approved in this indication, Tezspire is projected to reach global annual sales of over $5B for COPD alone in 2033[2]

[1] Upstream Bio Analysis 2025 [2] Datamonitor [3] IQVIA Claims Data (Unique Asthma Pts on Biologics FY '24, Pt Growth Rate '20-'24) [4] Amgen Investor Presentation May 2024 [5] Symphony Claims Data (June '24 – May '25) [6] Manufacturer Sales and Pricing Disclosures

6
UpstreamBIO
© 2026 Upstream Bio, Inc.

Phase 2 VALIANT Trial in Severe Asthma Aaron Deykin, MD Chief Medical Officer and Head of R&D © 2026 Upstream Bio, Inc.

VALIANT phase 2 trial design Enrolled 478 patients with severe asthma across 15 countries1-3 Global, randomized, placebo-controlled phase 2 trial with up to 60-week treatment period (NCT06196879) © 2026 Upstream Bio, Inc. Follow-up Verekitug 400 mg SC q24w (Medium dose) Placebo SC q12w 1:1:1:1 N = 478 randomized 0          12          24          36         48          60       64 Week Screening Verekitug 100 mg SC q12w (High dose) Verekitug 100 mg SC q24w (Low dose) ACQ-6, Asthma Control Questionnaire; BD, bronchodilator; FeNO, fractional exhaled nitric oxide; FEV1, forced expiratory volume in 1 second; ICS, inhaled corticosteroid; q×w, every × weeks; SC, subcutaneous; SCS, systemic corticosteroids. 1. Data on file. Table 14.1.1.1. 2. NCT06196879. https://clinicaltrials.gov/study/NCT06196879. 3. VALIANT Study Protocol V4.0. Key inclusion criteria: Aged 18–80 years Physician-diagnosed asthma for at least 12 months Pre-BD FEV1 ≥30% and ≤80% predicted with evidence of BD reversibility Treatment with medium/high dose ICS ≥3 months Documented history of asthma exacerbation(s) in past 12 months as defined by any of ≥ 2 events req. SCS ≥ 1 event req. inpatient care ≥ 24 hrs ≥ 1 event req. SCS + FeNO ≥ 50 ppb ACQ-6 ≥1.5 Variable Treatment Period Design: Min 24 weeks - Max 60 weeks Primary endpoint: Annualized Asthma Exacerbation Rate (AAER) from baseline up to Week 60 90% power to detect ≥50% reduction vs placebo Secondary endpoints: (Study not powered for secondary endpoints) Change from baseline to week 60 Pre-BD FEV1 FeNO ACQ-6 Pre-specified 24-week estimate for all secondary endpoints

VALIANT ITT population disposition 433 (91%) of participants completed treatment © 2026 Upstream Bio, Inc. *Including one participant who was not dosed due to AE. AE, adverse event; ITT, intent-to-treat; q×w, every × weeks. Data on file. Table 14.1.1.1. 478 participants randomized Placebo n=119 Verekitug 400 mg q24w n=118 Completed treatment n=110 (93%) Completed treatment n=105 (88%) Treatment discontinuation n=14 Adverse event: 2 Participant/guardian decision: 7 Lost to follow-up: 3 Protocol Deviation: 2 Received placebo n=119 Received verekitug n=118 Verekitug  100 mg q12w n=121 Verekitug 100 mg Q24W n=120 Completed treatment n=109 (91%) Received verekitug n=119 Completed treatment n=109 (90%) Received verekitug n=121 Treatment discontinuation n=11 Adverse event: 3* Participant/guardian decision: 5 Lost to follow-up: 1 Other: 2 Treatment discontinuation n=8 Adverse event: 1 Participant/guardian decision: 6 Lost to follow-up: 1 Treatment discontinuation n=12 Adverse event: 4 Participant/guardian decision: 3 Lost to follow-up: 3 Other: 2

Baseline characteristics were balanced across treatment groups

Reflect an uncontrolled, severe asthma population

		Verekitug 100 mg q12w n=121	Verekitug 400 mg q24w n=118	Verekitug 100 mg q24w n=120	Placebo n=119
Age, mean (SD), years[1]		54.6 (12.15)	53.8 (11.74)	51.7 (15.37)	54.0 (13.06)
Female sex, n (%)[1]		73 (60.3)	79 (66.9)	72 (60.0)	81 (68.1)
Race, n (%)[1]	White	91 (75.2)	90 (76.3)	90 (75.0)	93 (78.2)
	Black/African American	13 (10.7)	12 (10.2)	15 (12.5)	8 (6.7)
	Other	17 (14.1)	16 (13.6)	15 (12.5)	18 (15.1)
Region, n (%)[1]	North America	32 (26.4)	29 (24.6)	33 (27.5)	38 (31.9)
	Western Europe	17 (14.0)	13 (11.0)	15 (12.5)	19 (16.0)
	Central/Eastern Europe	35 (28.9)	38 (32.2)	41 (34.2)	33 (27.7)
	Rest of the world†	37 (30.6)	38 (32.2)	31 (25.8)	29 (24.4)
Asthma duration, mean (SD), years[2]		27.2 (16.98)	22.0 (17.03)	24.2 (15.28)	26.8 (17.55)
ICS use, n (%)[2]	Medium / high dose*	63 (52.1) / 58 (47.9)	62 (52.5) / 56 (47.5)	59 (49.2) / 61 (50.8)	61 (51.3) / 58 (48.7)
Prebronchodilator FEV_1, liter, mean (SD)[2]		1.69 (0.58)	1.75 (0.58)	1.84 (0.60)	1.77 (0.59)
Baseline FeNO, mean ppb (SD)[2]		41.9 (44.79)	39.3 (46.47)	32.7 (28.80)	37.9 (37.20)
Baseline ACQ-6 score, mean[3]		2.72 (0.655)	2.54 (0.573)	2.67 (0.674)	2.65 (0.674)
Blood eosinophil count, cells/µL[2]	Median (min-max)	290 (30, 1850)	270 (30, 3090)	260 (30, 2720)	250 (30, 2090)

© 2026 Upstream Bio, Inc.

10

UpstreamBIO

*Median dose inhaled corticosteroids without oral corticosteroid; high dose ICS and/or oral corticosteroids; †Includes Latin America, Asia-Pacific and South Africa.
FeNO, fractionated exhaled nitric oxide; FEV_1, forced expiratory volume in 1 second; ICS, inhaled corticosteroid; q×w, every × weeks; SD, standard deviation.
1. Data on file. Table 14.1.3.1. 2. Data on file. Table 14.1.3.2.1. 3. Data on file. Table 14.2.2.4.2.

valiant Asthma study

AE category, % of participants1 Any TEAE Any grade 3-5 TEAEs Any TEAEs with outcome of death Any serious TEAEs Any TEAEs leading to study drug discontinuation/interruption Most common TEAE, any grade (≥5% in any cohort)2 Nasopharyngitis Bronchitis Headache Urinary tract infection Back pain Influenza Asthma Upper respiratory tract infection Immunogenicity3 ADA positive* Verekitug was generally well tolerated across treatment groups © 2026 Upstream Bio, Inc. Overall incidence of TEAEs was similar across treatment groups Serious TEAEs were similar across treatment groups ADAs did not impact safety 62.0 6.6 0 4.1 3.3 58.5 11.0 0 6.8 0.8 62.2 8.4 0 5.0 3.4 65.5 8.4 0 8.4 1.7 *Numbers are treatment-induced and treatment-boosted ADA. Safety follow-up is ongoing. ADA, anti-drug antibody; AE, adverse event; q×w, every × weeks; TEAE, treatment-emergent adverse event. 1. Data on File. Table 14.3.1.1. 2. Data on File. Table 14.3.1.2. 3. Data on File. Table 14.2.3.16.3. 5.8 5.9 5.0 5.0 3.3 2.5 4.2 6.7 10.7 7.6 7.6 10.1 7.4 6.8 1.7 2.5 5.0 2.5 1.7 3.4 6.6 2.5 6.7 5.0 2.5 4.2 5.0 5.9 2.5 2.5 5.0 5.9 60.3 50.8 60.5 -- Verekitug 100 mg q12w N=121 Verekitug 400 mg q24w N=118 Verekitug 100 mg q24w N=119 Placebo N=119

Verekitug led to statistically significant improvements in AAER at 60 weeks with both q12w and q24w regimens

		Verekitug 100 mg q12w n=121	Verekitug 400 mg q24w n=118	Verekitug 100 mg q24w n=120	Placebo n=119
Primary endpoint	**AAER over 60 weeks (95% CI)[1*]**	0.66 (0.47, 0.94)	0.92 (0.67, 1.27)	0.78 (0.55, 1.08)	1.52 (1.13, 2.03)
	Rate ratio vs placebo (95% CI) *P* value	**0.44** (0.28, 0.69) **0.0003**	**0.61** (0.40, 0.93) **0.0227**	**0.51** (0.33, 0.79) **0.0028**	–
Secondary endpoints[†]	**Prebronchodilator FEV_1 (mL) change from baseline at 60 weeks, LSM (95% CI)[2]**	265 (115, 415)	281 (128, 434)	161 (5, 317)	143 (-9, 294)
	LSM difference vs placebo (95% CI) Nominal *P* value	**122 (-90, 335)** 0.2589	**139 (-76, 353)** 0.2047	**18 (-198, 235)** 0.8678	–
	FeNO (ppb) change from baseline at 60 weeks, LSM (95% CI)[3]	-17.4 (-25.2, -9.6)	-23.3 (-31.4, -15.1)	-13.9 (-22.2, -5.6)	3.1 (-4.8, 11.0)
	LSM difference vs placebo (95% CI) Nominal *P* value	**-20.4 (-31.5, -9.4)** 0.0003	**-26.3 (-37.6, -15.0)** <0.0001	**-17.0 (-28.4, -5.6)** 0.0036	–
	ACQ-6 change from baseline at 60 weeks, LSM (95% CI)[4]	-1.04 (-1.39, -0.70)	-1.32 (-1.67, -0.96)	-1.34 (-1.71, -0.97)	-1.10 (-1.45, -0.76)
	LSM difference vs placebo (95% CI) Nominal *P* value	**0.06 (-0.42, 0.55)** 0.8000	**-0.21 (-0.70, 0.28)** 0.3928	**-0.24 (-0.74, 0.26)** 0.3541	–

*AAER, Rate Ratio, 95% confidence intervals, and p-values are from a negative binomial regression model with number of asthma exacerbations as the dependent variable and fixed effects for study treatment, region, baseline steroid use as randomized, and baseline eosinophil level as randomized.
†Secondary endpoints were not powered for statistical significance.
ACQ-6, Asthma Control Questionnaire; AAER, annual asthma exacerbation rate; FeNO, fractional exhaled nitric oxide; FEV_1, forced expiratory volume in 1 second; LSM, least squares mean; ppb, parts per billion; q×w, every × weeks
1. Data on File. Table 14.2.1.1.1. 2. Data on File. Table 14.2.2.2.1.3. 3. Data on File. Table 14.2.2.3.2. 4. Data on File. Table 14.2.2.4.2.

© 2026 Upstream Bio, Inc.

12

UpstreamBIO

valiant Asthma study

© 2026 Upstream Bio, Inc. Verekitug 100 mg q12w and 400 mg q24w doses led to numerical improvements in lung function and FeNO as early as week 2 and sustained over 60 weeks No. of participants Secondary endpoints were not powered for statistical significance. FeNO, fractionated exhaled nitric oxide; FEV1, forced expiratory volume in 1 second; LSM, least squares mean; ppb, parts per billion; q×w, every × weeks. 1. Data on file. Table 14.2.2.2.1.3. 2. Data on file. Table 14.2.2.3.5. Verekitug 100 mg q12w 121 118 117 114 108 115 113 78 69 64 47 40 38 23 19 Verekitug 400 mg q24w 118 115 115 112 109 112 109 82 66 60 46 38 34 21 18 Verekitug 100 mg q24w 119 115 115 113 113 113 111 84 66 62 42 35 31 21 17 Placebo 119 109 110 113 110 108 108 83 67 60 43 40 32 23 19 Verekitug 100 mg q12w 118 114 111 110 106 109 106 66 43 35 21 18 Verekitug 400 mg q24w 117 110 111 111 110 114 107 67 44 32 20 18 Verekitug 100 mg q24w 116 110 110 109 112 109 103 62 40 31 21 17 Placebo 119 113 110 110 109 105 106 64 43 32 22 18 LSM change from baseline in FEV1 (liters) LSM percent change from baseline in FeNO (ppb) No. of participants Week Week FEV1 over 60 weeks1 FeNO over 60 weeks2

Verekitug led to clinically meaningful improvements in all secondary endpoints and biomarkers at 24 weeks

		Verekitug 100 mg q12w n=121	Verekitug 400 mg q24w n=118	Verekitug 100 mg q24w n=120	Placebo n=119
Secondary endpoints	**Prebronchodilator FEV_1 (ml) change from baseline at 24 weeks, LSM (95% CI)[1]**	253 (179, 327)	275 (201, 349)	138 (63, 212)	142 (68, 215)
	LSM difference vs placebo (95% CI) Nominal *P* value	**112** (8, 216) **0.0350**	**133** (30, 237) **0.0119**	**-4** (-101, 100) **0.9419**	–
	FeNO (ppb) change from baseline at 24 weeks, LSM (95% CI)[2]	-15.9 (-19.3, -12.4)	-14.4 (-17.9, -10.9)	-9.7 (-13.1, -6.2)	-2.2 (-5.7, 1.3)
	LSM difference vs placebo (95% CI) Nominal *P* value	**-13.7** (-18.6, -8.8) **<0.0001**	**-12.2** (-17.2, -7.3) **<0.0001**	**-7.5** (-12.4, -2.6) **0.0028**	–
	ACQ-6 change from baseline at 24 weeks, LSM (95% CI)[3]	-1.12 (-1.28, -0.97)	-1.26 (-1.41, -1.10)	-1.14 (-1.30, -0.98)	-0.91 (-1.07, -0.75)
	LSM difference vs placebo (95% CI) Nominal *P* value	-0.21 (-0.43, 0.01) **0.0651**	-0.34 (-0.57, -0.12) **0.0027**	-0.23 (-0.45, -0.01) **0.0447**	–

P values for secondary endpoints are nominal and not adjusted for multiple comparisons.
ACQ-6, Asthma Control Questionnaire; FeNO, fractional exhaled nitric oxide; FEV_1, forced expiratory volume in 1 second; LSM, least squares mean; ppb, parts per billion; q×w, every × weeks
1. Data on File. Table 14.2.2.2.1.3. 2. Data on File. Table 14.2.2.3.2. 3. Data on File. Table 14.2.2.4.2.

© 2026 Upstream Bio, Inc.

14

UpstreamBIO

valiant Asthma study

Verekitug 100 mg q12w demonstrated clinical effect in AAER and FEV_1 in most subgroups

Results were similar in the 400 mg q24w and 100 mg q24w dose cohorts

AAER by subgroup[1]

	Subgroups	Verekitug n	Verekitug AAER	Placebo n	Placebo AAER	Rate ratio (95% CI)
Overall		121	0.66	119	1.52	0.44 (0.28, 0.69)
Age, years	< 65	91	0.58	91	1.45	0.40 (0.23, 0.68)
	≥ 65	30	0.87	28	1.67	0.52 (0.22, 1.22)
Sex	Male	48	0.47	38	2.09	0.23 (0.09, 0.57)
	Female	73	0.80	81	1.24	0.65 (0.39, 1.07)
Region	North America	32	0.51	38	0.73	0.70 (0.30, 1.62)
	Western Europe	17	0.63	19	1.17	0.54 (0.20, 1.47)
	Central/Eastern Europe	35	0.93	33	1.58	0.59 (0.28, 1.25)
	Rest of World	37	0.44	29	3.16	0.14 (0.05, 0.37)
Steroid use and dose	Medium ICS without OCS	63	0.63	61	0.99	0.64 (0.34, 1.20)
	High ICS and/or OCS	58	0.55	58	1.99	0.28 (0.15, 0.53)
Blood eosinophil level, cells/µL	< 300	62	0.98	68	0.73	1.35 (0.76, 2.42)
	≥ 300	59	0.31	51	2.49	0.13 (0.06, 0.26)
FeNo at baseline, ppb	< 25	48	0.99	63	0.97	1.03 (0.56, 1.90)
	≥ 25	73	0.45	56	2.18	0.21 (0.11, 0.40)


0.01
0.1
1
Favors verekitug
Favors placebo

FEV_1 by subgroup[2]

	Subgroups	Verekitug n	Verekitug LSM	Placebo n	Placebo LSM	LSM difference vs placebo (95% CI)
Overall		18	0.265	18	0.143	0.122 (-0.090, 0.335)
Age, years	< 65	14	0.288	13	0.144	0.145 (-0.114, 0.403)
	≥ 65	4	0.159	5	0.164	-0.006 (-0.332, 0.320)
Sex	Male	8	0.300	8	0.122	0.178 (-0.207, 0.562)
	Female	10	0.257	10	0.144	0.113 (-0.136, 0.362)
Region	North America	10	0.296	13	0.141	0.155 (-0.161, 0.471)
	Western Europe	2	0.483	2	0.383	0.101 (-0.441, 0.642)
	Central/Eastern Europe	4	0.072	2	0.328	-0.256 (-0.710, 0.198)
	Rest of World	2	0.327	1	0.186	0.142 (-0.649, 0.932)
Steroid use and dose	Medium ICS without OCS	11	0.247	12	0.145	0.102 (-0.187, 0.390)
	High ICS and/or OCS	7	0.311	6	0.131	0.180 (-0.146, 0.506)
Blood eosinophil level, cells/µL	< 300	7	0.166	10	0.027	0.140 (-0.144, 0.423)
	≥ 300	11	0.364	8	0.313	0.051 (-0.278, 0.380)
FeNo at baseline, ppb	< 25	4	0.096	4	0.015	0.082 (-0.274, 0.437)
	≥ 25	14	0.319	14	0.182	0.137 (-0.142, 0.415)


-1.2
-0.8
-0.4
0.0
0.4
0.8
1.2
Favors placebo
Favors verekitug

AAER, annualized asthma exacerbation rate; FEV_1, forced expiratory volume in 1 second; FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroid; OCS, oral corticosteroid; ppb, parts per billion; LSM, least square mean; q24w, every 24 weeks.
1. Data on File. Figure 14.2.1.1.4.2. 2. Figure 14.2.2.2.1.6.

© 2026 Upstream Bio, Inc.

15

Phase 2 VALIANT study met primary endpoint in reduction of AAER © 2026 Upstream Bio, Inc. AAER, annualized asthma exacerbation rates * Placebo-corrected 400mg q24w 39% reduction in AAER (p<0.02) 139mL improvement in FEV1 26.3ppb* reduction in FeNO 44.9% * reduction vs baseline Verekitug was generally well tolerated, with a safety profile consistent with prior studies Statistically significant and clinically meaningful reductions in AAER with verekitug dosed for up to 60 weeks at 100mg every 12 weeks and 400mg every 24 weeks 100mg q12w 56% reduction in AAER (p<0.0003) 122mL improvement in FEV1 20.4ppb* reduction in FeNO 43.5% * reduction vs baseline Both verekitug doses also delivered clinically meaningful improvements in lung function (FEV1) and exhaled nitric oxide (FeNO)

Path Forward Rand Sutherland, MD Chief Executive Officer © 2026 Upstream Bio, Inc.

Focused on data-driven decision-making and rapid execution © 2026 Upstream Bio, Inc. Immediate next steps 2027 Conduct integrated analyses of Phase 2 data sets in CRSwNP and severe asthma to enable dose optimization and selection for Phase 3 trials in both indications Continue strong execution of Phase 2 trial in COPD Begin Phase 3 trials in severe asthma and CRSwNP Engage with regulatory agencies Continue accelerated operational planning for Phase 3 start Continue investments in CMC and device development 2026

Thank you Q&A © 2026 Upstream Bio, Inc.